                                                                  EXECUTION COPY

                                    AMENDMENT

            AMENDMENT (this "Amendment") dated as of April 7, 2006 among FINLAY
FINE JEWELRY CORPORATION, a Delaware corporation ("Finlay" or "Borrower
Representative") and CARLYLE & CO. JEWELERS, a Delaware corporation ("Carlyle")
(Finlay and Carlyle are collectively referred to herein as the "Borrowers" and individually as a "Borrower"), FINLAY ENTERPRISES, INC., a Delaware corporation
(the "Parent"), the lenders named herein and signatory hereto (the "Lenders")
and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), individually and as administrative agent for each of the Lenders hereunder (GE Capital, in such capacity, being the "Agent").

                                   WITNESSETH:

            WHEREAS, the Parent, the Borrowers, the Lenders and the Agent are
parties to a Third Amended and Restated Credit Agreement dated as of May 19,
2005 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement");

            WHEREAS, subject to the terms and conditions contained herein the parties hereto desire to amend certain provisions of the Credit Agreement;

            NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

      Section 1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

      Section 2. Amendments to the Credit Agreement.

      (a)   As of the Effective Date, Section 8.17(a) of the Credit Agreement is
hereby amended by deleting the ratio corresponding with the fiscal quarter ending on or about January 31, 2007 and replacing it with "3.90".

      (b)   As of the Effective Date, Section 8.17(b) of the Credit Agreement is
hereby amended by:

            (i)   deleting the ratio corresponding with the fiscal quarter
ending on or about October 31, 2006 and replacing it with "1.50"; and

            (ii)  deleting the ratio corresponding with fiscal quarter ending on or about January 31, 2007 and replacing it with "1.20".

      (c)   As of the Effective Date, Section 8.17(c) of the Credit Agreement is
hereby amended by deleting the chart in its entirety and replacing it with the following:

                  -------------------------------------------
                  Four Fiscal Quarters
                   Ending On or About           Amount
                  -------------------------------------------

                  -------------------------------------------
                  April 30, 2005              $68,000,000
                  -------------------------------------------
                  July 31, 2005               $64,500,000
                  -------------------------------------------
                  October 31, 2005            $64,500,000
                  -------------------------------------------
                  January 31, 2006            $72,000,000
                  -------------------------------------------
                  April 30, 2006              $70,000,000
                  -------------------------------------------
                  July 31, 2006               $65,000,000
                  -------------------------------------------
                  October 31, 2006            $61,300,000
                  -------------------------------------------
                  January 31, 2007            $51,200,000
                  -------------------------------------------
                  April 30, 2007              $78,000,000
                  -------------------------------------------
                  July 31, 2007               $78,000,000
                  -------------------------------------------
                  October 31, 2007            $78,000,000
                  -------------------------------------------

      (d)   As of the Effective Date, Section 8.22(a) of the Credit Agreement is
hereby amended by adding the following to the end of the final sentence thereto:

            "and a Blocked Account Agreement shall no longer be necessary over such deposit account."

      (e)   As of the Effective Date, Section 8.27 of the Credit Agreement is
hereby amended by adding the following proviso to the end of the second sentence thereto:

            "; provided that, if the Agent chooses to exclude any Borrower's
Eligible Inventory from the applicable Borrowing Base or subject such Borrower's
Eligible Inventory to reserves, any landlord or mortgagee agreement or bailee letter relating to such location or warehouse space holding that portion of the
Borrower's Eligible Inventory shall no longer be required."

      Section 3. Representations and Warranties. Each of the Parent and the
Borrowers represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

      (a)   Each of the Parent and the Borrowers has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

      (b)   This Amendment has been duly executed and delivered by the Parent and the Borrowers. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of the Parent and the
Borrowers, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

      (c)   No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment

                                      - 2 -

other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, license, approval or authorization would not result in a Material
Adverse Effect.

      (d)   After giving effect to this Amendment, each of the Borrowers and the
Parent is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.

      (e)   After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

      (f)   All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

      Section 4. Effective Date. The amendments to the Credit Agreement contained herein shall become effective as of April 7, 2006 (the "Effective
Date") only at such time as this Amendment has been duly executed by the
Borrowers, the Parent and the Majority Lenders.

      Section 5. Gold Consignment Agreement. The Majority Lenders hereby consent to the execution and delivery by the Parent, the Borrowers and eFinlay of an amendment to the Gold Consignment Agreement (and any ancillary documents thereto) consistent with the terms of this Amendment.

      Section 6. Expenses. The Borrowers agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

      Section 7. Continued Effectiveness. The term "Agreement", "hereof",
"herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment.
Each of the Borrowers and the Parent hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

      Section 8. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

      Section 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

                            [SIGNATURE PAGES FOLLOW]

                                      - 3 -

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first written above.

                                        FINLAY FINE JEWELRY CORPORATION

                                        By: /s/Bruce E. Zurlnick
                                            -----------------------------------
                                            Name: Bruce E. Zurlnick
                                            Title: Senior Vice President, Chief
                                            Financial Officer and Treasurer

                                        CARLYLE & CO. JEWELERS

                                        By: /s/Bruce E. Zurlnick
                                            -----------------------------------
                                            Name: Bruce E. Zurlnick
                                            Title: Senior Vice President, Chief
                                            Financial Officer and Treasurer

                                        FINLAY ENTERPRISES, INC.

                                        By: /s/Bruce E. Zurlnick
                                            -----------------------------------
                                            Name: Bruce E. Zurlnick
                                            Title: Senior Vice President, Chief
                                            Financial Officer and Treasurer

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as U.S. Administrative Agent and Lender

                                        By: /s/Charles Chiodo
                                            -----------------------------------
                                            Name: Charles Chiodo
                                            Title: Duly Authorized Signatory

                                        BANK OF AMERICA, N.A.
                                        as Lender and Documentation Agent

                                        By: /s/Sally A. Sheehan
                                            -----------------------------------
                                            Name: Sally A. Sheehan
                                            Title: Managing Director

                                        BANK LEUMI USA,
                                        as Lender

                                        By: /s/S. Mosseri
                                            -----------------------------------
                                            Name: S. Mosseri
                                            Title: Senior Vice President

                                        By: /s/David Selove
                                            -----------------------------------
                                            Name: David Selove
                                            Title: Vice President

                                        JP MORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION, as Lender

                                        By: /s/Frank Apollo
                                            -----------------------------------
                                            Name: Frank Apollo
                                            Title: Vice President

                                        WELLS FARGO FOOTHILL, LLC,
                                        as Lender

                                        By: /s/Yelena Kravchuk
                                            -----------------------------------
                                            Name: Yelena Kravchuk
                                            Title: Assistant Vice President

                                        GE BUSINESS CAPITAL CORPORATION,
                                        as Lender

                                        By: /s/Charles Chiodo
                                            -----------------------------------
                                            Name: Charles Chiodo
                                            Title: Duly Authorized Signatory